SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) APRIL 16, 2001

                                NOXSO CORPORATION
             (Exact name of registrant as specified in its charter)

        VIRGINIA                     000-17454                 54-1118334
(State or other jurisdiction        (Commission               (IRS Employer
   of incorporation)                File Number)            Identification No.)


         19 MAPLE LANE, RHINEBECK, NEW YORK                  12572
       (Address of principal executive offices)             (Zip Code)

        Registrant's telephone number, including area code (845)266-4858

                      2414 LYTLE ROAD BETHEL PARK, PA 15102
          (Former name or former address, if changed since last report)












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ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

            Not Applicable.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

            Not Applicable.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

            Not Applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            Not Applicable.

ITEM 5.     OTHER EVENTS

            Not Applicable.

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS

            Not Applicable.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (a)    Financial statements of businesses acquired:  Not applicable

            (b)    Pro forma financial information: Not applicable.

            (c)    Exhibits: Not Applicable.


ITEM 8.     CHANGE IN FISCAL YEAR

            As of April 16, 2001, the Company has determined to change the date of its fiscal year from June 30 to March 31. The Company will file a Form 10-KSB for the nine month transition period ending March 31, 2001 as soon as the necessary documents and the Company's audit are prepared.

ITEM 9.     REGULATION FD DISCLOSURE

            Not Applicable.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                NOXSO CORPORATION



April 20, 2001                  By:    /s/ Robert M. Long
                                   ---------------------------------------------
                                   Robert M. Long, President













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